Exhibit 24
PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ Roger B. Porter
Roger B. Porter

PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ Larry D. Brady
Larry D. Brady

PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ K. Dane Brooksher
K. Dane Brooksher

PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ Robert J. Darnall
Robert J. Darnall

PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ Mary R. Henderson
Mary R. (Nina) Henderson

PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ N. Thomas Linebarger
N. Thomas Linebarger

PACTIV CORPORATION

POWER OF ATTORNEY
     The undersigned does hereby appoint Joseph E. Doyle, as his true and lawful attorney, to execute in his name, place and stead, the Pactiv Corporation Annual Report on Form 10-K for the year ended December 31, 2009 and any and all amendments to said Annual Report on Form 10-K, and instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorney shall have the power to act hereunder and shall have full power and authority to do and perform, in the name on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.
     IN TESTIMONY THEREOF, the undersigned has executed this instrument as of February 9, 2010.

/s/ Norman H. Wesley
Norman H. Wesley